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                                                                Exhibit 26(e)(6)

INDIVIDUAL LIFE INSURANCE
POLICY CHANGE APPLICATION
NO UNDERWRITING REQUIRED                                 [LOGO] [MINNESOTA LIFE]

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MINNESOTA LIFE INSURANCE COMPANY - A Securian Company
Individual Life Policy Administration . 400 Robert Street North . St. Paul, Minnesota 55101-2098
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
A. REQUEST               Policy number(s)                          Insured name (last, first, middle)
   INFORMATION
                         ------------------------------------------------------------------------------------------------------
   Make all checks       Money submitted with application          Effective date of change
   payable to            $______________________                   [_] Current Date           [_] Date Of Next EFT/APP Draw
   Minnesota Life.       [_] Receipt Given                         [_] Other (Indicate mm/yy and reason)______________________
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B. OWNER                 Owner name (last, first, middle)
   INFORMATION
                         ------------------------------------------------------------------------------------------------------
                         Telephone number  [_] Primary             E-mail address
                                           [_] Secondary
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C. ADDRESS               [_] Change Owner Home Address
   ADJUSTMENTS           [_] Add/Change Mailing Address
                             [_] Premium Notices Only   [_] All Correspondence Other Than Premium Notice   [_] All Mail
                         ------------------------------------------------------------------------------------------------------
                         Name (last, first, middle)

                         ------------------------------------------------------------------------------------------------------
                         Address

                         ------------------------------------------------------------------------------------------------------
                         City                                               State                          Zip

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D. FACE AMOUNT           [_] Change Face Amount: $_________________________________
   ADJUSTMENTS               (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)

                         [_] Cost Of Living Alternate Exercise   [_] AIO/AIOW/FAIA/GIO Exercise
                         [_] Inflation Rider Exercise                [_] Alternate Option Date:________________ (Attach Proof)
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E. PREMIUM AND           PREMIUM ADJUSTMENT
   BILLING               [_] Change Total Annual Planned Premium Amount: $______________________
   INFORMATION               (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

                         PAYMENT METHOD
                         [_] Annual         [_] Monthly Electronic Funds Transfer (EFT/APP) Plan Number:________________
                                                (If new plan, submit EFT/APP Authorization)
                         [_] Semi-Annual    [_] List Bill Plan Number:________________
                                                (If new plan, submit List Bill form)
                         [_] Quarterly      [_] Payroll Deduction Plan (PRD) Plan Number:________________
                         ------------------------------------------------------------------------------------------------------
                         NON-REPEATING PREMIUM (NRP)
                            Regular NRP $_____________     [_] Increase Face By     [_] Do Not Increase Face By
                                                               NRP Amount               NRP Amount

                         BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)
                         (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                              Total Annual Billable NRP $____________
                              (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                              Payment Method
                                 [_] Annual        [_] Monthly Electronic Funds Transfer (EFT/APP)
                                                       Plan Number_______________ (If new plan, submit EFT/APP Authorization)
                                 [_] Semi-Annual   [_] Payroll Deduction Plan (PRD) Plan Number________________
                                 [_] Quarterly
                         ------------------------------------------------------------------------------------------------------
                         1035 EXCHANGE                         [_] Yes    [_] No
                         (If yes, submit 1035 Exchange Agreement form)
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F. PLAN                  [_] Change Plan Of Insurance:         [_] Life At Age:__________      [_] Protection To Age:__________
   ADJUSTMENTS               (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)
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F59537 Rev 5-2010

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
G. PARTIAL               [_] Partial Surrender to Cash: $_____________ or [_] Max Amount
   SURRENDERS            [_] Partial Surrender to Eliminate Policy Loan (Dividend additions and accumulations will be surrendered first)
                         The death benefit amount will be reduced.

                         ------------------------------------------------------------------------------------------------------
                         IF A CORRECT SOCIAL SECURITY OR TAX ID NUMBER IS NOT PROVIDED, THE IRS REQUIRES MINNESOTA LIFE TO
                         WITHHOLD 10% OF ANY TAXABLE GAIN, IRRESPECTIVE OF THE WITHHOLDING ELECTION. THIS APPLIES TO ALL
                         PARTIAL SURRENDERS AND LOAN ELIMINATIONS WITH TAXABLE GAIN. COMPLETE WITHHOLDING SECTION, AND ENTER
                         SOCIAL SECURITY NUMBER/+TAX ID NUMBER BELOW. [_] Yes, I elect withholding [_] No, I do not elect withholding
                         ------------------------------------------------------------------------------------------------------
                         Owner's Social Security number/tax ID number

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H. CONVERSIONS           [_] Conversion Term Insurance At Attained Age   [_] Partial Conversion Amount: $________________
                                                                             [_] Surrender balance   [_] Retain balance
                             Select Product:
                             [_] Adjustable Life Legend                           [_] Accumulator Variable Universal Life
                             [_] Adjustable Life Summit                           [_] Eclipse Indexed Universal Life
                             [_] Secure Whole Life                                [_] Eclipse Protector Indexed Universal Life
                             [_] Variable Adjustable Life Horizon                     (For Eclipse, Eclipse Protector, and
                             [_] Variable Adjustable Life Summit                      Accumulator, select a Death Benefit
                             [_] Other_____________________                           Qualification Test. If none selected the
                                                                                      default is GPT)
                                                                                      [_] Guideline Premium Test (GPT)
                                                                                      [_] Cash Value Accumulation Test (CVAT)

                             Select a Death Benefit or Dividend Option in Section I.
                             For Variable Adjustable Life and Universal Life, the default death benefit option is Level/Cash.
                             For Adjustable Life Legend, the default dividend option is Policy Improvement.
                             For Secure Whole Life, the default dividend option is Paid-Up Additions.
                         ------------------------------------------------------------------------------------------------------
                         [_] Convert Term Insurance Into Existing Policy
                             Existing Policy Number:___________________________
                         ------------------------------------------------------------------------------------------------------
                         [_] Convert Term Agreement
                             Term Agreement:_________________________________ Insured Name:_________________________________
                         ------------------------------------------------------------------------------------------------------
                         AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT CONVERSION, IF AVAILABLE FOR THE
                         PRODUCT, UNLESS INDICATED HERE: [_] Omit Automatic Premium Loan Provision
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I. OTHER
   ADJUSTMENTS           [_] Change Death Benefit Option To:                                   [_] Change Dividend Option To:
                             [_] Cash/Level  [_] Protection/Increasing  [_] Sum of Premiums
                                                                                               ______________________________
                         The Protection death benefit option generally requires underwriting.
                         If changing from Level Death Benefit Option the face amount will decrease.
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                                                                                                            F59537-2 Rev 5-2010
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
J. ADDITIONAL            [_] MAINTAIN Current Annual Premium                    [_] CHANGE Current Annual Premium Accordingly
   AGREEMENTS
                                                                                ADD    REMOVE   DECREASE       NEW
                                                                                                 AMOUNT      AMOUNT
   Select only those
   agreements            Accidental Death Benefit Agreement                             [_]
   available on the      Additional Insured Agreement                                   [_]        [_]     $__________
   products applied      Adjustable Survivorship Life Agreement                         [_]        [_]     $__________
   for.                  Automatic Premium Loan Provision                       [_]     [_]
                         Business Continuation Agreement                                [_]        [_]     $__________
                         Designated Life________________________
                         Children's Term or Family Term Children's                      [_]        [_]     $__________
                         Agreement
                         Cost of Living Agreement                                       [_]
                         Death Benefit Guarantee Agreement*                     [_]     [_]
                         Early Values Agreement*                                [_]
                         Enhanced Guaranteed Agreement                          [_]     [_]
                         Enhanced Guaranteed Choice Agreement                   [_]     [_]
                         Estate Preservation Agreement                                  [_]
                         Face Amount Increase Agreement                                 [_]        [_]     $__________
                         Family Term - Spouse Agreement                                 [_]        [_]     $__________
                         Guaranteed Insurability Option Agreement                       [_]        [_]     $__________
                         Guaranteed Insurability Option Agreement Waiver                [_]
                         Guaranteed Protection Waiver                                   [_]
                         Interest Accumulation Agreement                                [_]        [_]     __________%
                         Inflation Agreement                                            [_]
                         Long-Term Care Agreement                                       [_]        [_]     $__________
                         Overloan Protection Agreement                          [_]     [_]
                         Policy Enhancement Rider                                                  [_]     __________%
                         (Indicate a whole number from 3 to 10%)
                         Single Premium Paid Up Additional                      [_]     [_]
                         Insured Agreement
                         Surrender Value Enhancement Agreement                          [_]
                         Term Insurance Agreement                                       [_]
                         Waiver of Charges Agreement                                    [_]
                         Waiver of Premium Agreement                                    [_]
                         Other:_____________________________
                         *Can only be added when converting term insurance to a new policy.
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K. LIFE INSURANCE        Does the Insured have any life insurance or annuity in force or pending?              [_] Yes   [_] No
   IN FORCE AND
   REPLACEMENT           Has there been, or will there be, replacement of any existing life insurance or       [_] Yes   [_] No
                         annuity, as a result of this application? (Replacement includes, but is not limited
   Submit appropriate    to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other change to any
   replacement forms     existing life insurance or annuity.) If yes, provide details on the Replacement
   (not needed if        Disclosure Statement.
   replacing group
   coverage).
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L. ADDITIONAL REMARKS



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                                                                                                            F59537-3 Rev 5-2010
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
M. HOME OFFICE           HOME OFFICE CORRECTIONS OR ADDITIONS
   ENDORSEMENTS
                         Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in IA,
                         IL, KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, VT, WA, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.

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N. AGREEMENTS            AGREEMENTS: I have read, or had read to me the statements and answers recorded on my application.
                         They are given to obtain this insurance and are, to the best of my knowledge and belief, true, complete, and correctly recorded. I agree that they will become part of this application and any policy issued on it.

                         VARIABLE LIFE: I UNDERSTAND THAT THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT (OR BOTH) OF THE
                         POLICY APPLIED FOR MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE SUB- ACCOUNTS
                         OF THE SEPARATE ACCOUNT. I UNDERSTAND THAT THE ACTUAL CASH VALUE OF THE POLICY APPLIED FOR IS NOT
                         GUARANTEED AND INCREASES AND DECREASES DEPENDING ON THE INVESTMENT RESULTS. THERE IS NO MINIMUM ACTUAL
                         CASH VALUE FOR THE POLICY VALUES INVESTED IN THESE SUB-ACCOUNTS.

                         FRAUD WARNING: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud and may be guilty of a criminal offense and subject to penalties under state law.

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[_] Change Service Representative (Print name/code      Representative name                    Firm/rep code
    only if policy is being reassigned)

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Owner signature                                                 Date                 City                         State
(give title if signed on behalf of a business)
X
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Assignee signature                                              Date                 City                         State
(give title if signed on behalf of a business)
X
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Irrevocable beneficiary signature                               Date                 City                         State
(give title if signed on behalf of a business)
X
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Parent/conservator/guardian signature                           Date                 City                         State
(juvenile applications)
X
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I believe that the information provided by this applicant is true and accurate. I certify I have accurately recorded all information given by the Owner(s).

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Licensed representative signature                                                    Firm/rep code           Date
X
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                                                                                                            F59537-4 Rev 5-2010
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